                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                         dated as of ____________, _____

                                     between

         Barclays Bank PLC                                           ("Party A")

         and

         Perpetual Trustees Consolidated Limited (ABN 81 004 029 841)
         in its capacity as trustee of the Crusade Global Trust No. 2 of 2004
                                                                     ("Party B")

         and

         Crusade Management Limited (ABN 90 072 715 916)             ("Manager")

                                     PART 1

                TERMINATION PROVISIONS AND CERTAIN OTHER MATTERS

(1)      "SPECIFIED ENTITY" is not applicable in relation to Party A and Party
         B.

(2)      "SPECIFIED TRANSACTION" is not applicable.

(3)      (i) Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii), 5(b)(ii), (iii)
             and (iv) will not apply to Party A
          or Party B.

         (ii)     Replace Section 5(a)(i) with:

                  "(i)     FAILURE TO PAY OR DELIVER. Failure by the party to
                           make when due any payment under this Agreement or
                           delivery under Section 2(a)(i) or 2(e) required to be
                           made by it if such failure is not remedied at or
                           before 10.00am on the tenth Local Business Day after
                           the due date."

(4)      The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An
         Insolvency Event under the Security Trust Deed has occurred in respect of Party A or Party B (the party the subject of the Insolvency Event will be the Defaulting Party); or ". In relation to Party A, the events described in the definition of Insolvency Event (under the Security
         Trust Deed) shall apply to it as if Party A was a relevant corporation referred to in that definition. The occurrence of an Insolvency Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Local Business Days of that occurrence, Party A, Party B and the
         Manager are able to procure the novation of this Agreement and all
         Transactions to a third party (who is notified to Party A) in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the ratings of the Offshore
         Notes, and Party A and Party B agree to execute such a novation agreement in standard ISDA form.

                                                                          Page 1

(5)      The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

         will not apply to Party A.
         will not apply to Party B.

(6) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
    Agreement:

         (i)      Market Quotation will apply; and

         (ii)     the Second Method will apply.

(7) "TERMINATION CURRENCY" means:

         (i)      US$; or

         (ii)     Euros as determined in the reasonable discretion of the
                  Non-defaulting Party or the party which is not the Affected
                  Party.

(8) "ADDITIONAL TERMINATION EVENT" means:

         (i)      An Event of Default (as defined in the Security Trust Deed)
                  occurs and the Security Trustee enforces the security under the Security Trust Deed (in which case Party B is the Affected
                  Party (unless the Event of Default results from a failure by
                  Party A to fulfil its obligations under this Agreement, in which case Party A is the Affected Party));

         (ii)     Party B or a Paying Agent becomes obliged to make a
                  withholding or deduction in respect of any Offshore Notes or any payment to Party A under any Transaction or an Obligor becomes obliged to make a withholding or deduction for or on account of Tax in respect of any payout under a Purchased
                  Loan and the Offshore Notes are redeemed as a result (in
                  which case both parties will be Affected Parties for the
                  purpose of termination). (But for the purposes of Section
                  6(e)(ii)(1), Party B will be the sole Affected Party).
                  Notwithstanding Section 6(b)(iv) of the Agreement, as a
                  result thereof, Party B must, at the direction of the
                  Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions.

(9)      Section 6(a) is amended by replacing "20 days" in line 3 with "10 Local
         Business Days".

(10)     Add a new Section 6(aa) after Section 6(a):

                           "(aa)    RESTRICTED TERMINATION RIGHTS

                                    (i)     TERMINATION BY PARTY B: Party B must
                                            not designate an Early Termination
                                            Date without the prior written
                                            consent of the Note Trustee.

                                    (ii)    TRANSFER WHERE PARTY B DOES NOT
                                            GROSS-UP: If any payment by Party B
                                            to Party A under this Agreement is,
                                            or is likely to be, made subject to
                                            any deduction or withholding on
                                            account of Tax, Party B will
                                            endeavour to procure the
                                            substitution as principal obligor
                                            under this Agreement in respect of
                                            each affected Transaction of a Party
                                            B incorporated in another
                                            jurisdiction approved by Party A and
                                            the Note Trustee and in respect of
                                            which the Designated Rating Agencies
                                            confirm that the substitution will
                                            not cause a reduction or withdrawal
                                            of the rating of any Notes."

(11)     In Section 6(b)(ii), add the words "or to any other person approved by
         Party A" after the word "Affiliates" in the second last line of the first paragraph and add the words "so long as the transfer

                                                                          Page 2

         in respect of that Transaction would not lead to a downgrade or withdrawal of the rating of any Notes" after the words "ceases to exist" at the end of the first paragraph.

(12)     Add the following sentence at the end of the last paragraph of Section
         6(b)(ii):

         "However, consent may be withheld if the other party considers (acting reasonably) that its credit exposure to the transferor would be adversely affected by the transfer."

(13)     (i)      Replace paragraph (a) of Section 7 with the following:

                  "(a) (i) (subject to sub-paragraph (ii)) Party A may make such a transfer, without the prior consent of any Designated Rating
                  Agency or the other parties, pursuant to a consolidation,
                  amalgamation with, or merger with or into, or transfer of all or substantially all of its assets to, or reorganisation,
                  incorporation, reincorporation or reconstitution into or as another entity (but without prejudice to any other right or remedy under this Agreement); and

                           (ii) the transfer referred to in sub-paragraph (i)
                  may only be made where the transferee of all of Party A's
                  interest or obligation in or under this Agreement has a short term credit rating of A-1+ from S&P and a long term credit rating of at least A2 and a short term credit rating of P-1 from Moody's; and"

         (ii)     Add a new paragraph to Section 7, immediately below paragraph
                  (b):

         "(c)     in the event that a trustee is appointed as a successor to
                  Party B under the Trust Deed and the Supplementary Terms
                  Notice (the "SUCCESSOR TRUSTEE"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so
                  appointed, Party A is entitled to terminate the Transaction under Section 6, in which case it may) execute a novation
                  agreement novating to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A,
                  Party B and the Successor Trustee, and give written notice to each Designated Rating Agency of such novation."

(14)     For the purposes of this Agreement, an Event of Default under a
         Transaction relating to a Class of Offshore Notes will not of itself constitute an Event of Default under a Transaction in respect of any other Class of Offshore Notes.

                                                                          Page 3

                                     PART 2
                               TAX REPRESENTATIONS

(1)      PAYER TAX REPRESENTATIONS

         For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant
         Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e),
         6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i)      the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii)     the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the
                  accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

         (iii)    the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(2)      PAYEE TAX REPRESENTATIONS

         For the purpose of Section 3(f) of this Agreement, Party B makes the following representations:

         It is an Australian resident and does not derive payments under this
         Agreement in part or in whole carrying on business in a country outside
         Australia at or through a permanent establishment or itself in that country;

         For the purpose of Section 3(f) of this Agreement, Party A makes the following representation:

         It is fully eligible for the benefits of the "Business Profits" or
         "Industrial and Commercial Profits" provision, as the case may be, the
         "Interest" provision or the "Other Income" provision, if any, of the
         Specified Treaty with respect to any payment described in such provisions and received or to be received by it in connection with this
         Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in Australia.

         "Specified Treaty" means, with respect to Party A the convention between the Government of Australia and the Government of the United
         Kingdom for the Avoidance of Double Taxation and the Prevention of
         Fiscal Evasion, or any other treaties between the Government of
         Australia and those countries where Party A's offices are located.

                                                                          Page 4

                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following document as applicable:

(a) Other documents to be delivered are:

PARTY REQUIRED TO
DELIVER DOCUMENT                FORM/DOCUMENT/CERTIFICATE              DATE BY WHICH TO BE        COVERED BY SECTION
                                                                            DELIVERED           3(D) REPRESENTATION

Manager                    Legal  opinions  as to the  validity    Upon      execution     and            No
                           and     enforceability     of    the    delivery of this Agreement
                           obligations   of  Party  B  and  the
                           Manager  under this  Agreement,  the
                           Trust Deed,  the Security Trust Deed
                           and the  Offshore  Notes in form and
                           substance   and   issued   by  legal
                           counsel  reasonably   acceptable  to
                           Party A

Party B and the Manager    Certified  copies  of all  corporate    Upon      execution     and            Yes
                           authorisations  (to be  certified by    delivery of this  Agreement
                           an   Authorised   Officer   of   the    or       any       relevant
                           relevant   party)   and  any   other    Confirmation
                           documents   with   respect   to  the
                           execution,  delivery and performance
                           of   this    Agreement    and   each
                           Confirmation

Party A and Party B        Certificate    of   authority    and    Upon      execution     and            Yes
                           specimen  signatures of  individuals    delivery of this  Agreement
                           executing      this       Agreement,    and     thereafter     upon
                           Confirmations    and   each   Credit    request of the other party
                           Support Document (as applicable)

Manager                    Copies  (certified to be true copies    Upon      execution     and            Yes
                           by an  authorised  signatory  of the    delivery of this Agreement
                           Manager)  of  the  Trust  Deed,  the
                           Security  Trust Deed, the Note Trust
                           Deed,   the   Supplementary    Terms
                           Notice,  the Notice of  Creation  of
                           Trust and the Agency Agreement.

Manager                    A copy  (certified to be a true copy    Promptly   upon   any  such            Yes
                           by an  authorised  signatory  of the    document           becoming
                           Manager)  of any  document  amending    effective   in   accordance
                           or  varying  the  terms of the Trust    with its terms
                           Deed,  the Security  Trust Deed, the
                           Note     Trust     Deed    or    the
                           Supplementary   Terms  Notice  where
                           such    amendment    affects    this
                           Agreement  or Party  A's  rights  or
                           obligations under this Agreement

                                                                          Page 5

Party A                    A legal  opinion as to the  capacity    Upon      execution     and            Yes
                           and  authority  of  Party A to enter    delivery of this Agreement
                           into,  and perform  its  obligations
                           under   this   Agreement   and  each
                           Confirmation.

Manager                    A copy  of any  notice  provided  by    At   such   time   as   the            Yes
                           the Manager to Offshore Noteholders.    relevant      notice     is
                                                                   provided  by the Manager to
                                                                   Offshore Noteholders.

                                                                          Page 6

                                     PART 4

                                  MISCELLANEOUS

(1)      ADDRESS FOR NOTICES.  For the purpose of Section 12(a) of this
         Agreement:

         (a)      For notices regarding operation, payment and confirmation
                  matters only, notices should be sent to the branch set out in the relevant Confirmation (as may be amended from time to
                  time) with a copy, in the case of notices or communications relating to Sections 5, 6, 7, 11 or 13, to:

                  Barclays Bank PLC
                  5 The North Colonnade
                  Canary Wharf
                  London  E14 4BB
                  United Kingdom

                  Attention:        Derivatives Director, Legal Division (marked
                                    urgent)
                  Telephone:        (+44) 207 773 2224
                  Facsimile:        (+44) 207 773 4932

         (b)      All notices or communications to Party B under this Agreement shall be sent to:

                  Level 7, 9 Castlereagh Street, Sydney  NSW  2000
                  Attention:        Manager, Securitisation
                  Telephone:        (+61) 2 9229 9000
                  Facsimile:        (+61) 2 9221 7870
                  Telex:            N/A

         (c)      All notices or communications to the Manager under this
                  Agreement shall be sent to:

                  Level 12, 55 Market Street, Sydney  NSW  2000
                  Attention:        Middle Office Compliance Manager
                  Telephone:        +61 2 9320 5526
                  Facsimile:        +61 2 9320 5589
                  Telex:            N/A

(2)      PROCESS AGENT. For the purpose of Section 13(c):

         Party A appoints as its Process Agent: Not applicable
         Party B appoints as its Process Agent: Not applicable

(3)      OFFICES.  The provisions of Section 10(a) will not apply to this
         Agreement.

(4)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is a Multibranch Party and may act through its offices in
         London, New York and Sydney.
         Party B is not a Multibranch Party.

(5)      CALCULATION AGENT. The Calculation Agent is Party A, unless:

         (i)   otherwise specified in a Confirmation in relation to the relevant
               Transaction; or
         (ii)  an Event of Default (where Party A is the Defaulting Party) has occurred, in which case the Calculation Agent will be the
               Manager.

                                                                          Page 7

         All calculations made by the Calculation Agent must be made in good faith and through the exercise of the Calculation Agent's commercially reasonable judgment. If any party objects in good faith to any calculation made by the Calculation Agent, the parties must negotiate in good faith to agree on an independent lead dealer to make such calculation, and if they cannot so agree within three Business Days, they will each promptly choose an independent leading dealer and instruct such dealers to agree on another independent leading dealer to make such calculation. The calculation of any such dealer so appointed will be binding on the parties in the absence of manifest error and the costs of such appointment will be shared equally between Party A and
         Party B.

(6)      CREDIT SUPPORT DOCUMENTS. Details of any Credit Support Document:

         (i) In relation to Party A: Nil
         (ii) In relation to Party B: Security Trust Deed

(7)      CREDIT SUPPORT PROVIDER.

         Credit Support Provider means in relation to Party A: Not applicable
         Credit Support Provider means in relation to Party B: Not applicable

(8)      GOVERNING LAW. This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the laws in force in
         England and Wales.

(9)      "AFFILIATE" will have the meaning specified in Section 14 of this
         Agreement. For the purposes of Section 3(c), each of Party B and the
         Manager are deemed not to have any Affiliates.

(10)     All payments to be made to Party B under this Agreement by Party A must be made:

         (i)      in relation to all amounts payable in Euros, to [insert
                  account details] (the 'Euro Account'); or

         (ii)     in relation to all amounts payable in US$, to [insert account details] (the 'US$ Account').

Any payment so made will, to the extent of that payment, satisfy Party A's obligation to Party B in respect of that payment.

                                                                          Page 8

                                     PART 5

                                OTHER PROVISIONS

(1)      In Section 2(a)(i) add the following sentence:

                  "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party and, in the case of any payment payable by Party A to Party B, will be discharged by Party A depositing that payment by 10.00am
                  (London time) on the due date into the Euro Account or the US$
                  Account (as the case may be)."

(2)      In Section 2(a)(ii), after "freely transferable funds" add the words and "save as required by law, free of any set-off, counterclaim, deduction or withholding (and except as expressly provided in this
         Agreement)."

(3)      Insert new Sections 2(a)(iv) and 2(a)(v) immediately after Section
         2(a)(iii) as follows:

         "(iv)    The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if such party has satisfied all its payment and delivery obligations under Section 2(a)(i) of this Agreement and has no future
                  payment or delivery obligations, whether absolute or
                  contingent under Section 2(a)(i).

         "(v) Where:

                  (1)     payments are due pursuant to Section 2(a)(i) by Party
                          A to Party B (the "PARTY A PAYMENT") and by Party B to
                          Party A (the "PARTY B PAYMENT") on the same day; and

                  (2)     the Security Trust Deed has become, and remains at
                          that time, enforceable,

                  then Party A's obligation to make the Party A Payment to Party
                  B shall be subject to the condition precedent (which shall be an "applicable condition precedent" for the purpose of Section
                  2(a)(iii)(3)) that Party A first receives either:

                  (3)      the Party B Payment; or

                  (4)      confirmation from Party B's bank that it holds
                           irrevocable instructions to effect payment of the
                           Party B Payment and that cleared funds are available
                           to make that payment."

(4)      Add the following new sentence to Section 2(b):

                  "Each new account so designated must be in the same tax
                  jurisdiction as the original account."

(5)      Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

                  "if and only if X is Party A and".

(6)      In Section 2(d)(ii) insert the words "(if and only if Y is Party A)"
         after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section
         2(d)(ii), and may make any payment under or in connection with this
         Agreement net of any deduction or withholding referred to in Section
         2(d)(i).

(7)      TELEPHONE RECORDING: Each party consents to the recording of the telephone conversations of trading and marketing personnel in connection with this Agreement or any potential Transaction and consents to such recording being used as evidence in court proceedings.

(8)      FURTHER REPRESENTATIONS. Insert new Sections 3(g), 3(h) and 3(i)
         immediately after Section 3(f) as follows:

                                                                          Page 9

         "(g)     NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under this Agreement or any Transaction (other than, in respect of Party B, the trust created pursuant to the Trust
                  Deed and the Supplementary Terms Notice) and has not given any charge over its rights under this Agreement or any Transaction in the case of Party A, or any charge over the assets of the
                  Trust (other than under the Security Trust Deed), in the case of Party B."

         (h)      RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                  (i)     NON-RELIANCE. It is acting for its own account (in the
                          case of Party B as trustee of the Trust), and it has
                          made its own independent decisions to enter into that
                          Transaction and as to whether that Transaction is
                          appropriate or proper for it based upon its own
                          judgment (and in the case of Party B, also on the
                          judgment of the Manager) and upon advice from such
                          advisers as it has deemed necessary. It is not relying
                          on any communication (written or oral) of the other
                          party as investment advice or as a recommendation to
                          enter into that Transaction; it being understood that
                          information and explanations related to the terms and
                          conditions of a Transaction shall not be considered
                          investment advice or a recommendation to enter into
                          that Transaction. No communication (written or oral)
                          received from the other party shall be deemed to be an
                          assurance or guarantee as to the expected results of
                          that Transaction.

                  (ii)    ASSESSMENT AND UNDERSTANDING. It is capable of
                          assessing the merits of and understanding (on its own
                          behalf or through independent professional advice),
                          and understands and accepts, the terms, conditions
                          and risks of that Transaction. It is also capable of
                          assuming, and assumes (in the case of Party B,
                          subject to sub-paragraph (i)), the risks of that
                          Transaction.

                  (iii)   STATUS OF PARTIES. The other party is not acting as a
                          fiduciary for or an adviser to it in respect of that
                          Transaction (other than in the case of Party B, the
                          Manager)."

         (i)      TRUST. Party B represents to Party A, in respect of Party B only (which representations will be deemed to be repeated by
                  Party B on each date on which a Transaction is entered into)
                  that (absent a written agreement between the parties that
                  expressly imposes affirmative obligations to the contrary for that Transaction):

                  (i)      TRUST VALIDLY CREATED. The Trust has been validly
                           created under the laws by which it is stated to be
                           governed and is in existence at the date of this
                           Agreement.

                  (ii)     SOLE TRUSTEE. Party B has been validly appointed as
                           trustee of the Trust and is presently the sole
                           trustee of the Trust.

                  (iii)    NO PROCEEDINGS TO REMOVE. No notice has been given to
                           Party B and to Party B's knowledge no resolution has
                           been passed, or direction or notice has been given,
                           removing Party B as trustee of the Trust.

                  (iv)     POWER. Party B has power under the Trust Deed to
                           enter into this Agreement and the Security Trust Deed
                           in its capacity as trustee of the Trust.

                  (v)      GOOD TITLE. Party B has equitable title to the Assets
                           of the Trust and has power under the Trust Deed to
                           mortgage or charge them in the manner provided in the
                           Security Trust Deed and, subject only to the Trust
                           Deed, the Security Trust Deed and any Security
                           Interest permitted under the Trust Deed, as far as
                           Party B is

                                                                         Page 10

                           aware, those Assets are free from all other Security
                           Interests (except for Party B's right of indemnity
                           out of the Assets of the Trust)."

(9)      In Section 4, add the following new paragraph immediately after Section
         4(e):

         "(f)     CONTRACTING AS PRINCIPAL. Party A will enter into each
                  Transaction as principal and not otherwise and, subject to
                  Section 15, Party B will enter into each Transaction in its capacity as trustee of the Trust and not otherwise. Any
                  reference to Party B in this Agreement is in its capacity as trustee of the Trust."

(10)     CONFIRMATIONS. With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, on or promptly after the relevant Trade Date, send Party B (with a copy to the Manager) a Confirmation confirming that Transaction and both Party B and the Manager must promptly then confirm the accuracy of or request the correction of such Confirmation. Notwithstanding the provisions of Section 9(e)(ii), where a Transaction is confirmed by means of facsimile or an electronic messaging system, such message will constitute a Confirmation even where not so specified in that
         Confirmation.

(11)     Section 12 is amended as follows:

         (i)      In Section 12(a), delete the words "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)" in lines 2 and 3.

         (ii) Section 12(a)(iii) is replaced with:

                  "(iii)   if sent by facsimile transmission, on the date a
                           transmission report is produced by the machine from
                           which the facsimile was sent which indicates that the
                           facsimile was sent in its entirety to the facsimile
                           number of the recipient notified for the purpose of
                           this Section, unless the recipient notifies the
                           sender within one Local Business Day of the facsimile
                           being sent that the facsimile was not received in its
                           entirety and in legible form".

         (iii)    In Section 12(a)(v), replace the words "electronic message is received" with "the facsimile transmission confirming the
                  electronic message is sent and deemed effective in accordance with sub-paragraph (iii)".

(12)     ISDA DEFINITIONS. This Agreement, each Confirmation and each
         Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc) (the "ISDA
         Definitions"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA
         Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

(13)     SCOPE OF AGREEMENT.

         Any reference to a:

         (a)      "Swap Transaction" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purposes of interpreting this Agreement or any Confirmation; and

         (b)      "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the ISDA Definitions.

                                                                         Page 11

(14)     INCONSISTENCY. In the event of any inconsistency between any two or more of the following documents in respect of a Transaction, they will take precedence over each other in the following descending order in respect of that Transaction:

         (i)      any Confirmation;
         (ii)     the Schedule to the Agreement and Credit Support Annex;
         (iii)    the printed form of the ISDA Master Agreement and the ISDA
                  Credit Support Annex;
         (iv)     the 2000 ISDA Definitions.

(15)     DEFINITIONS AND INTERPRETATION

         Section 14 of the Agreement is modified as follows:

         (a)      New definitions are inserted as follows:

                  "ACCEPTABLE ARRANGEMENT" means an arrangement which each
                  relevant Designated Rating Agency has confirmed in writing will result in the avoidance or reversal of any Note
                  Downgrade.

                  "APPROVED BANK" means a Bank which has a short term credit rating of A-1+ from S&P and P-1 from Moody's.

                  "DOWNGRADE" means in relation to a Currency Swap, the
                  withdrawal or downgrade of Party A's credit rating by a
                  Designated Rating Agency resulting in Party A not having the
                  Required Rating for that Currency Swap.

                  "MAJOR DOWNGRADE" means a Downgrade resulting in Party A
                  having, in relation to the Class A1 Currency Swap or the Class
                  B Currency Swap:

                  (i) a short term credit rating of less than A-1 by S&P; or

                  (ii) a short term credit rating of less than P-1 by Moody's.

                  "MINOR DOWNGRADE" means in relation to a Currency Swap, any
                  Downgrade which is not a Major Downgrade for that Currency
                  Swap.

                  "MORTGAGED PROPERTY" has the meaning given in the Security
                  Trust Deed.

                  "NOTE DOWNGRADE" means any actual or proposed withdrawal or downgrade of the rating assigned to any Class of Offshore
                  Notes by a Designated Rating Agency which results or would result in any rating assigned to that Class of Offshore Notes being less than that specified in clause 4.2(f) of the
                  Supplementary Terms Notice.

                  "REPLACEMENT CURRENCY SWAP PROVIDER" means, at any time, a person that has agreed to replace Party A at that time and has a credit rating not less than the Required Rating.

                  "REQUIRED RATING" means a credit rating of not less than, in relation to the Class A1 Currency Swap or the Class B Currency
                  Swap:

                  (i)   A-1+ (short term) by S&P;

                  (ii)  A2 (long term) by Moody's; and

                  (iii) P-1 (short term) by Moody's.

                  "RELEVANT SWAP TRANSACTION" means in relation to the Offshore
                  Notes, each Transaction which is a currency swap for those
                  Offshore Notes only.

                                                                         Page 12

                  "SECURITY TRUST DEED" means the Security Trust Deed dated 31
                  December 2003 between Party B as issuing trustee, Crusade
                  Management Limited as Manager, P.T. Limited as security
                  trustee and by accession under the Supplementary Terms Notice,
                  The Bank of New York as note trustee.

                  The definition of Tax is replaced with:

                  "TAX" has the meaning given in the Trust Deed.

                  "TRUST DEED" means the Master Trust Deed dated 14 March 1998 as amended by the Crusade Global Trust No. 2 of 2004
                  Supplementary Terms Notice dated on or about the date of this
                  Agreement between (amongst others) Party B, St.George Bank
                  Limited and the Manager ("SUPPLEMENTARY TERMS NOTICE") and
                  each of the following expressions has the meanings given to them in the Trust Deed and the Supplementary Terms Notice.

         (b)      Each of the following expressions has the meanings given to them in the Trust Deed and the Security Trust Deed (as the case may be):

                  "AGENCY AGREEMENT"
                  "ASSET"
                  "BANK"
                  "CLASS A-1 CURRENCY SWAP"
                  "CLASS A-2 CURRENCY SWAP"
                  "CURRENCY SWAP"
                  "DESIGNATED RATING AGENCY"
                  "EXTRAORDINARY RESOLUTION"
                  "FINAL MATURITY DATE"
                  "HEDGE AGREEMENT"
                  "INSOLVENCY EVENT"
                  "INVESTED AMOUNT"
                  "MORTGAGED PROPERTY"
                  "NOTEHOLDER"
                  "NOTE TRUSTEE"
                  "OFFSHORE NOTES"
                  "OFFSHORE NOTEHOLDER"
                  "PRINCIPAL PAYING AGENT"
                  "PURCHASED RECEIVABLES"
                  "SECURITY TRUST DEED"
                  "SECURITY TRUSTEE"
                  "STATED AMOUNT"
                  "SUPPORT FACILITY PROVIDER"
                  "TRUST"
                  "TRUST EXPENSE"

         (c)      TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Trust Deed and Security
                  Trust Deed

                  (i)      all Transactions under this Agreement are "Hedge
                           Agreements";

                  (ii)     Party A is a "Support Facility Provider",

                  (iii)    all obligations of Party B under this Agreement and
                           any/all Transactions under it are Secured Moneys.

         (d)      Unless defined in this Agreement, words and phrases defined in the Trust Deed, the Security Trust Deed and the Supplementary
                  Terms Notice (each in the form as at the date of this
                  Agreement) have the same meaning in this Agreement. Where
                  there is any inconsistency in a definition between this
                  Agreement (on the one hand) and the Trust

                                                                         Page 13

                  Deed, Security Trust Deed or the Supplementary Terms Notice
                  (on the other hand), this Agreement prevails. Where words or phrases used but not defined in this Agreement are defined in the Trust Deed in relation to a Trust (as defined in the Trust
                  Deed) such words or phrases are to be construed in this
                  Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplementary Terms Notice).

         (e)      Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other
                  Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this
                  Agreement.

(16)     New Sections 15 and 16 are inserted immediately after Section 14 as follows:

         "15.     PARTY B PROVISIONS

                  (a)      (A) General

                           Clause 30 of the Trust Deed applies to the
                           obligations and liabilities of Party B under this
                           Agreement. Clause 16 of the Security Trust Deed
                           applies to govern Party A's priority to monies
                           received from the sale of Assets of the Trust or
                           other enforcement of the Charge under the Security
                           Trust Deed (as defined in the Security Trust Deed).

                           (B)      Limitation of Party B's Liability

                           (1)      Party B enters into this agreement only in
                                    its capacity as trustee of the Trust and in
                                    no other capacity (except where the
                                    Transaction Documents provide otherwise).
                                    Subject to paragraph (3) below, a liability
                                    arising under or in connection with this
                                    Agreement or the Trust can be enforced
                                    against Party B only to the extent to which
                                    it can be satisfied out of the assets and
                                    property of the Trust which are available to
                                    satisfy the right of Party B to be
                                    exonerated or indemnified for the liability.
                                    This limitation of Party B's liability
                                    applies despite any other provision of this
                                    Agreement and extends to all liabilities and
                                    obligations of Party B in any way connected
                                    with any representation, warranty, conduct,
                                    omission, agreement or transaction related
                                    to this Agreement or the Trust.

                           (2)      Subject to subparagraph (3) below, no person
                                    (including any Relevant Party) may take
                                    action against Party B in any capacity other
                                    than as trustee of the Trust or seek the
                                    appointment of a receiver (except under this
                                    agreement), or a liquidator, an
                                    administrator or any similar person to Party
                                    B or prove in any liquidation,
                                    administration or arrangements of or
                                    affecting Party B (except in relation to the
                                    assets of the Trust).

                           (3)      The provisions of this Section 15 shall not
                                    apply to any obligation or liability of
                                    Party B to the extent that it is not
                                    satisfied because under a Transaction
                                    Document or by operation of law there is a
                                    reduction in the extent of the Party B's
                                    indemnification or exoneration out of the
                                    Assets of the Trust as a result of Party B's
                                    fraud, negligence, or Default.

                           (4)      It is acknowledged that the Relevant Parties
                                    are responsible under the Transaction
                                    Documents for performing a variety of
                                    obligations relating to the Trust (other
                                    than Party A in its capacity as currency
                                    swap provider under this Agreement, in
                                    respect of which its obligations are limited
                                    to this Agreement). No act or omission of
                                    Party B (including any related failure to
                                    satisfy its obligations under this
                                    Agreement) will be considered fraud,
                                    negligence or Default of Party B for the
                                    purpose of

                                                                         Page 14

                                    subparagraph (3) above to the extent to
                                    which the act or omission was caused or
                                    contributed to by any failure by any
                                    Relevant Party or any person who has been
                                    delegated or appointed by Party B in
                                    accordance with this Agreement or any other
                                    Transaction Document to fulfil its
                                    obligations relating to the Trust or by any
                                    other act or omission of a Relevant Party or
                                    any such person.

                           (5)      In exercising their powers under the
                                    Transaction Documents, each of Party B, the
                                    Security Trustee and the Noteholders must
                                    ensure that no attorney, agent, delegate,
                                    receiver or receiver and manager appointed
                                    by it in accordance with this Agreement has
                                    authority to act on behalf of Party B in a
                                    way which exposes Party B to any personal
                                    liability and no act or omission of any such
                                    person will be considered fraud, negligence,
                                    or Default of Party B for the purpose of
                                    subparagraph (3) above.

                           (6)      In this clause, RELEVANT PARTIES means each
                                    of the Manager, the Servicer, the
                                    Calculation Agent, each Paying Agent, the
                                    Note Trustee, and the provider of a Support
                                    Facility.

                           (7)      Nothing in this clause limits the
                                    obligations expressly imposed on Party B
                                    under the Transaction Documents.

                  (b)      Nothing in paragraph (a) limits Party A in:

                           (i)      obtaining an injunction or other order to
                                    restrain any breach of this Agreement by
                                    Party B;

                           (ii)     obtaining declaratory relief; or

                           (iii)    in relation to its rights under the Security
                                    Trust Deed.

                  (c)      Except as provided in paragraphs (a) and (b), Party A
                           shall not

                            (i)     (JUDGMENT) obtain a judgment for the payment
                                    of money or damages by Party B;

                            (ii)    (STATUTORY DEMAND) issue any demand under
                                    s459E(1) of the Corporations Act 2001 (Cth)
                                    (or any analogous provision under any other
                                    law) against Party B;

                            (iii)   (WINDING UP) apply for the winding up or
                                    dissolution of Party B;

                            (iv)    (EXECUTION) levy or enforce any distress or
                                    other execution to, on, or against any
                                    assets of Party B;

                            (v)     (COURT APPOINTED RECEIVER) apply for the
                                    appointment by a court of a receiver to any
                                    of the assets of Party B;

                            (vi)    (SET-OFF OR COUNTERCLAIM) exercise or seek
                                    to exercise any set-off or counterclaim
                                    against Party B; or

                            (vii)   (ADMINISTRATOR) appoint, or agree to the
                                    appointment, of any administrator to Party
                                    B,

                           or take proceedings for any of the above and Party A
                           waives its rights to make those applications and take
                           those proceedings."

         "16.     REPLACEMENT CURRENCY SWAP

                  (a)      If this Agreement or any Transaction under this
                           Agreement is terminated prior to the day upon which
                           the Offshore Notes are repaid in full, Party B must,
                           subject to paragraph (b) and at the direction of the
                           Manager, enter into one or more

                                                                         Page 15

                           currency swaps which replace the Transactions under
                           this Agreement (collectively a "REPLACEMENT CURRENCY
                           SWAP") but only on the following conditions:

                           (i)     the Settlement Amount payable (if any) by
                                   Party B to Party A upon termination of this
                                   Agreement or any Transaction will be paid in
                                   full when due in accordance with the
                                   Supplementary Terms Notice and this
                                   Agreement;

                           (ii)    the Designated Ratings Agencies confirm that
                                   entry into the Replacement Currency Swap by
                                   Party B will not cause a Note Downgrade; and

                           (iii)   the liability of Party B under the
                                   Replacement Currency Swap is limited to at
                                   least the same extent that its liability is
                                   limited under this Agreement or the relevant
                                   Transaction under this Agreement.

                  (b)      If the  conditions in Section 16(a) are  satisfied,
                           Party B must, at the direction of the Manager, into
                           the Replacement Currency Swap and if it does so it
                           must direct the Replacement Currency Swap Provider to
                           pay any upfront premium to enter into the Replacement
                           Currency Swap due to Party B directly to Party A in
                           satisfaction of and to the extent of Party B's
                           obligation to pay the Settlement Amount to Party A as
                           referred to in Section 16(a) and to the extent that
                           such premium is not greater than or equal to the
                           Settlement Amount, the balance must be satisfied by
                           Party B as a Trust Expense.

                  (c)      If the conditions in Section 16(a) are satisfied and
                           Party B has entered into the Replacement Currency
                           Swap, Party B must direct Party A to pay any
                           Settlement Amount payable by Party A to Party B on
                           termination of this Agreement directly to the
                           Replacement Currency Swap Provider as payment of any
                           premium (to the extent of the Settlement Amount)
                           payable by Party B to enter into the Replacement
                           Currency Swap. Such payment by Party A to the
                           Replacement Currency Swap Provider shall be in full
                           discharge of Party A's obligation to make any payment
                           to Party B in respect of the termination of this
                           Agreement and no further amounts shall be due from
                           Party A in respect of such termination. If such
                           premium is greater than the Settlement Amount, the
                           balance must be satisfied by Party B as a Trust
                           Expense payable to the Replacement Currency Swap
                           Provider in accordance with clause 5.1 of the
                           Supplementary Terms Notice."

   (17)  NOVATION

         Notwithstanding Section 7 as amended herein, Party A may at any time novate its obligations under this Agreement to any of its Affiliates
         (the "NEW COUNTERPARTY") provided that:

         (a)      the New Counterparty provides a legal opinion to Party B that this Agreement, as novated, is valid, binding and enforceable against it (subject to equitable doctrines and creditors'
                  rights generally); and

         (b)      the New Counterparty has the Required Rating.

         Party B and the Manager will execute all such documents (each in a form reasonably satisfactory to Party B) as are reasonably necessary to give effect to that novation."

   (18)  APPOINTMENT OF MANAGER: Party A acknowledges that under the Trust Deed
         Party B has appointed the Manager as manager of the Trust with the powers set out in and upon and subject to the terms of, the Trust Deed.
         Accordingly, subject to the terms of the Trust Deed, the Manager:

                  (i)     may arrange, enter into, and monitor Transactions,
                          execute Confirmations and exercise all other rights
                          and powers of Party B under this Agreement; and

                                                                         Page 16

                  (ii)    without limiting the generality of the foregoing, the
                          Manager shall, issue and receive, on behalf of Party B
                          all notices, Confirmations, certificates and other
                          communications to or by Party A under this Agreement.

   (19)  A new Section 17 is added as follows:

   "17   RATING DOWNGRADE

         [BARCLAYS NOTE: SUBJECT TO FURTHER DISCUSSION.]

         (a)      If, at any time, a Downgrade occurs and the downgrade
                  constitutes a Minor Downgrade, Party A shall, within 30 days
                  (or such greater period as agreed by the relevant Designated
                  Rating Agency), comply with Section 17(c).

         (b)      If, at any time, a Downgrade occurs and the downgrade
                  constitutes a Major Downgrade, Party A shall within 5 Business
                  Days (or such greater period as agreed by the relevant
                  Designated Rating Agency) comply with Section 17(c).

         (c)      Where Party A is required to comply with this Section 17(c) it must, at its cost either:

                  (i)      transfer Eligible Credit Support to Party B in
                           accordance with the Credit Support Annex attached to
                           this Agreement (including by the deposit of Euros or
                           US$ (as the case may be) to the credit of a Swap
                           Collateral Account);

                  (ii)     procure a novation of its rights and obligations
                           under each Transaction to a Replacement Currency Swap
                           Provider;

                  (iii)    procure another person to become co-obligor in
                           respect of the obligations of Party A under each
                           Transaction. Such co-obligor may be either:

                           (A)      a person with the Required Rating domiciled
                                    in the same legal jurisdiction as Party A or
                                    Party B; or

                           (B)      a person otherwise acceptable to each
                                    Designated Rating Agency; or

                  (iv)     enter, or procure entry, into an Acceptable
                           Arrangement.

         (d)      Where Party B has not established a Swap Collateral Account and Party A is required to deposit monies into a Swap
                  Collateral Account, the Manager must direct Party B to, and
                  Party B must, establish, as soon as practicable, and maintain, in the name of Party B an account with an Approved Bank, which account shall be, for the purposes of this Section 17, the
                  "SWAP COLLATERAL ACCOUNT".

         (e)      Party B, at the direction of the Manager, may only dispose of any Eligible Credit Support acquired or transferred to it
                  under Section 17(c)(i) or make withdrawals from the Swap
                  Collateral Account: (i) in accordance with the terms of the
                  Credit Support Annex attached to this Agreement; or (ii)
                  otherwise if directed to do so by the Manager and in such
                  latter case only for the purpose of:

                  (i)      withdrawing any amount which has been incorrectly
                           deposited into the Swap Collateral Account;

                  (ii)     paying any bank accounts debit tax or other
                           equivalent Taxes payable in respect of the Swap
                           Collateral Account; or

                  (iii)    funding the amount of any payment due to be made by
                           Party A under this Agreement following the failure by
                           Party A to make that payment.

                                                                         Page 17

         (f)      Party B, at the direction of the Manager, may only invest any amounts standing to the credit of a Swap Collateral Account in
                  Eligible Credit Support that matures on or prior to the next
                  Payment Date.

         (g)      The Credit Support Amount must be denominated in US$ (in
                  relation to the Class A-1 Currency Swap) or Euros (in relation to the Class A-2 Currency Swap) or in such other currency as approved by each Designated Rating Agency."

(20)     EXCHANGE CONTROLS

         Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:-

         "This sub-paragraph (i) does not apply to the imposition by the
         Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS")."
         For the avoidance of doubt:

         (A)  exchange controls do not constitute an Illegality or other
              Termination Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a
              Transaction: and

         (B)  if and for so long as exchange controls are imposed, delivery by
              Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by Party A to Party B from time to time specified in that Confirmation will constitute proper payment of those amounts by Party B and Party A's obligations under this
              Agreement will be unaffected by any such exchange controls."

(21)     PARTY B'S PAYMENT INSTRUCTIONS. Party B irrevocably authorises and instructs Party A to make payment of:

         (i)      the "Initial Exchange Amount" payable by Party A under a
                  currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

         (ii)     any other amount due from Party A to Party B under this
                  Agreement by paying that amount direct to the Principal Paying
                  Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose. Party
                  A is entitled to rely on any such notice.

(22)     NO AMENDMENT. Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A
         (which will not be unreasonably withheld).

(23)     In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this
         Section will be subject to any Set-off." At the end of the first paragraph.

                                                                         Page 18

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

BARCLAYS                                              BANK PLC PERPETUAL
                                                      TRUSTEES CONSOLIDATED
                                                      LIMITED as trustee of
                                                      Crusade Global Trust No. 2
                                                      of 2004

By:                                                   By:
            ------------------------------------                  ---------------------------------------

Name:                                                 Name:

Title:                                                Title:

CRUSADE MANAGEMENT LIMITED

By:
            ------------------------------------

Name:

Title:

                                                                         Page 19